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                                                                  Exhibit 10.6


                             SUPPLEMENTAL INDENTURE

                  This Supplemental Indenture, dated as of November 15, 2001 (this "SUPPLEMENTAL INDENTURE"), between XM Satellite Radio Inc., a Delaware corporation (the "COMPANY"), and The Bank of New York (successor to United States Trust Company of New York), as Trustee under the Indenture referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of March 15, 2000 (as amended, supplemented, waived or otherwise modified, the "INDENTURE"), providing for the issuance of 14% Senior Secured Notes due 2010 of the Company (the "NOTES");

                  WHEREAS, the Company and the Trustee desire to clarify certain provisions of the Indenture; and

                  WHEREAS, pursuant to SECTION 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder of Notes;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

                                    Article I
                                   DEFINITIONS

                  Section 1.1. DEFINED TERMS. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                   Article II
                                   AMENDMENTS

                  Section 2.1. AMENDMENT AND RESTATEMENT OF SECTION 4.11.
Section 4.11 of the Indenture is hereby amended and restated in its entirety to read as set forth below:

                  SECTION 4.11      TRANSACTIONS WITH AFFILIATES.

                           The Company shall not, and shall not permit any of
its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "AFFILIATE TRANSACTION"), unless: (a) such Affiliate Transaction



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is on terms that are no less favorable to the Company or the relevant Restricted
Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and (b) the Company delivers to the Trustee (i) with respect to any Affiliate
Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and, if an opinion meeting the requirements set forth in clause (ii) of this paragraph has not been obtained, that such Affiliate Transaction has been approved by a majority of the members of the Board of Directors who have no direct financial interest in such Affiliate Transaction (other than as a stockholder of the Company or Holdings), and (ii) with respect to (x) any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $20.0 million, or
(y) any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5.0 million where none of the members of the Board of Directors qualify as having no direct financial interest in such Affiliate Transaction (other than as a stockholder of the Company or Holdings), an opinion as to the fairness to the Company or such Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; PROVIDED HOWEVER that the following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of this paragraph:

                  (1) any transaction by the Company or any Restricted Subsidiary with an Affiliate directly related to the purchase, sale or distribution of products in the ordinary course of business consistent with industry practice which has been approved by a majority of the members of the Board of Directors who are disinterested with respect to such transaction;

                  (2) any employment agreement or arrangement or employee benefit plan entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business of the Company or such Restricted Subsidiary;

                  (3) transactions between or among the Company and/or its Restricted Subsidiaries;

                  (4) payment of reasonable directors fees and provisions of customary indemnification to directors, officers and employees of the Company and its Restricted Subsidiaries;

                  (5) sales of Equity Interests (other than Disqualified Stock) to Affiliates of the Company;

                  (6) Restricted Payments that are permitted by the provisions of Section 4.07 hereof and under clauses (8) and (9) of the definition of "Permitted Investments";

                  (7) transactions pursuant to the Tax Sharing Agreement;
and

                  (8) contractual arrangements existing on the date hereof, and any renewals, extensions, implementations or modifications thereof that are not materially adverse to the Holders.


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                                   Article III
                                  MISCELLANEOUS

                  Section 3.1. PARTIES. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

                  Section 3.2. GOVERNING LAW. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby. This Supplemental Indenture shall be governed and construed in accordance with the applicable terms and provisions of the Indenture as amended hereby, which terms are incorporated herein by reference, as if this Supplemental Indenture were the "Indenture" referred to therein.

                  Section 3.3. SEVERABILITY CLAUSE. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

                  Section 3.4. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

                  Section 3.5. COUNTERPARTS. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

                  Section 3.6. HEADINGS. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  Section 3.7 NOTATION ON NOTES. Pursuant to Section 9.05 of the Indenture, new Notes reflecting the amendments to the Indenture made hereby shall not be issued; however, corresponding changes to the Notes to reflect the amendments made hereby shall be deemed to be made to the Notes as of the date of this Supplemental Indenture. The Trustee may, but shall not be required to, place an appropriate notation as to this Supplemental Indenture on any Note hereafter authenticated in accordance with Section 9.05 of the Indenture.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first above written.

                                      XM SATELLITE RADIO INC.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


Attest:




-------------------------------
Name:
Title:

                                      THE BANK OF NEW YORK, AS TRUSTEE


                                      By
                                          --------------------------------------
                                          Name:
                                          Title:

Attest:




-------------------------------
Authorized Signatory
Date: